Exhibit 10.2

SHARE ASSIGNMENT AND LOCKUP RELEASE AGREEMENT

This ASSIGNMENT AND LOCKUP RELEASE AGREEMENT (this “Agreement”) is made and entered into this 26th day of August, 2024 (the “Effective Date”), by and among certain of the former members of DHC Sponsor, LLC, a Delaware limited liability company and certain other existing stockholders and affiliates of the Company listed on Exhibit A hereto (the “Sponsor Members” and each a “Sponsor Member”), the purchaser parties listed on Exhibit B hereto and (the “Purchaser Parties” and each a “Purchaser”), solely with respect to paragraphs 2, 3, 4 and 7 hereof, Brand Engagement Network, Inc., a Delaware corporation (the “Company”).

RECITALS:

WHEREAS, concurrently with the execution of this Agreement, the Purchaser Parties and the Company have entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which the Purchaser Parties have agreed to purchase and the Company has agreed to sell an aggregate of 1,185,000 shares (the “Purchased Shares”) of common stock of the Company par value $0.0001 per share (“Company Common Stock”);

WHEREAS, as an inducement to enter into the Purchase Agreement, the Sponsor Members desire to transfer to the Purchaser Parties, and the Purchaser Parties desire to assume, all of the Sponsor Members’ rights, title and interest in an aggregate of 1,185,000 shares of Company Common Stock (the “Sponsor Securities”) as of the Effective Date pursuant to an escrow arrangement as further described herein (the “Assignment”); and

WHEREAS, in exchange for the Assignment by the Sponsor Members of the Sponsor Securities to the Purchaser Parties, the Company desires to release the number of shares of Company Common Stock, set forth on Exhibit B hereto from certain restrictions on transfer contained in either (i) Section 5(a) of that certain Letter Agreement, dated March 4, 2021, by and among the Company’s predecessor, DHC Acquisition Corp, DHC Sponsor, LLC and the other signatories thereto or (ii) in those certain Lock-Up Agreements executed by certain of the Sponsor Members in connection with the consummation of the Company’s prior business combination (the “Lockup Restrictions”).

NOW, THEREFORE, in consideration of the promises, agreements and mutual obligations herein set forth, the parties to this Agreement hereby agree as follows:

1. Assignment of the Sponsor Securities. In exchange for good and valuable consideration, each of the Sponsor Members hereby agrees to transfer, assigns, and conveys to the Purchaser Parties, and each Sponsor Member assumes and accepts as of the Effective Date, all of Sponsor Members’ right, title and interest in the Transferred Securities, free and clear of all liens, encumbrances, security interests, claims or options, other than the restrictions on transfer and other terms and conditions applicable thereto pursuant to any operative document associated with the Sponsor Securities, including the terms described in Paragraph 2 and 3 below.

2. Escrow. Within five business days of the Effective Date, the Sponsor Members will deliver one or more duly executed stock powers transferring, and will transfer, an aggregate of 50,000 Sponsor Securities to the Purchaser Parties and the remaining 1,135,000 Sponsor Securities into a share escrow account maintained by the Company (the “Share Escrow Account”), which remaining Sponsor Securities shall be annotated with a restricted legend restricting the release of the Sponsor Securities to the Purchaser Parties until they are released from the Share Escrow Account. The Sponsor Securities shall be released from the Share Escrow Account on a pro rata basis upon the making of the Required Fundings (as defined in the Purchase Agreement) on the terms and conditions described in Section 2.2 of the Purchase Agreement.

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3. Forfeiture. In the event a Purchaser Party fails to make a Required Funding contemplated by the Purchase Agreement (separately and not jointly), and fails to cure such breach of its obligations pursuant to Section 2.2 (c) of the Securities Purchase Agreement, a pro rata portion of the Sponsor Securities shall be released from the Share Escrow Account to the Company and the Company shall cancel such remaining Sponsor Securities and such defaulting Purchaser Party shall have no further rights or interest in such pro rata portion of the Sponsor Securities.

4. Release of Lockup Restrictions. In consideration of the Assignment, the Company, and upon execution of the side letter attached hereto as Exhibit C and the initiation of the transfer of the Sponsor Securities to the Share Escrow Account, hereby releases the number of shares Company Common Stock held by the Sponsor Members set forth on Exhibit B hereto from the Lockup Restrictions, and the Company agrees to concurrently deliver to its transfer agent instructions to remove any restrictive legends reflecting such Lockup Restrictions on the shares of Company Common Stock set forth on Exhibit B hereto and, if applicable, to cause certain shares of Company Common Stock currently held by Sponsor to be re-registered in the names of certain of the Sponsor Members. Nothing in this paragraph 4 shall constitute a waiver, amendment, modification or other change with respect to any similar “lockup” or contractual restrictions on any shares of Company Common Stock other than those set forth on Exhibit B hereto.

5. Representations and Warranties. Each Sponsor Member and each Purchaser Party hereby severally, and not jointly, certifies, represents and warrants to each other as follows:

a. To the extent that it is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

b. She, he or it has the absolute and unrestricted right, power, and capacity to enter into, execute and deliver this Agreement and to effect all of her, his or its duties and obligations under this Agreement. Upon its execution and delivery, this Agreement will constitute a legal, valid and binding obligation of the parties, as applicable, enforceable against her, him or it in accordance with its terms.

c. The execution, delivery and performance of this Agreement by the parties, as applicable, does not and will not (i) violate any statute, law, judgment, decree, order, regulation or rule of any court or governmental authority applicable to such Purchaser Party or Sponsor Member, as applicable, or her, his or its respective properties or assets; or (ii) require any waiver by, consent or approval of, or any filing, or registration with, any creditor of such Purchaser Party or Sponsor Member, as applicable, any court or governmental agency, or any other third party, except for such waivers, consents or approvals the failure to obtain of which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on such Purchaser Party or Sponsor Member, or the transactions contemplated by this Agreement.

d. There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of such Purchaser Party or Sponsor Member, as applicable, threatened against or by such Purchaser Party or Sponsor Member, as applicable, that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

e. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of such Purchaser Party or Sponsor Member, as applicable.

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f. Such Purchaser Party is accepting assignment of the Sponsor Securities solely for her, his or its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Such Purchaser Parties acknowledges that the Sponsor Securities are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and that the Sponsor Securities may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to any applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

g. Such Purchaser Party is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act. Such Purchaser Party has not been organized or reorganized for the specific purpose of accepting the Sponsor Securities or for otherwise investing in the Company. Such Purchaser Party recognizes that there may be no established trading market for the Sponsor Securities.

h. Each such Sponsor Member and Purchaser Party has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company.

i. Such Purchaser Party understands and agrees that the Sponsor Securities must be sold pursuant to a registration statement under the Securities Act or pursuant to an exemption from the registration requirements of Section 5 of the Securities Act. Such Purchaser Party will not Transfer the Sponsor Securities (in whole or in part) or any interest therein in contravention of any applicable state, federal and/or foreign laws.

j. Such Sponsor Party is not subject to any bad actor disqualifying events set forth in Rule 506(d) of Regulation D.

k. This Agreement contains provisions that are complex and technical in nature. Such Purchaser Party and Sponsor Member acknowledge that they have sought and obtained the advice of their own independent legal and tax counsel with respect to the implications of this transfer before executing this Agreement and have consulted with such other counsel to the extent they deem appropriate.

l. The transfer of the Sponsor Securities as contemplated by this Agreement is permissible under the Securities Act and any other applicable securities laws.

m. Assignee acknowledges that it was not offered or sold the Sponsor Securities, directly or indirectly, by means of any form of general solicitation or general advertisement.

n. Each of the Purchaser Parties and each of the Sponsor Members shall be deemed to have made all representations and warranties contained in this Section 5 to the Company.

6. Future Cooperation. The Purchaser Parties and Sponsor Members shall mutually cooperate at all times from and after the date hereof with respect to any of the matters described herein, and to execute any further assignments, releases, assumptions, notifications or other documents as may be reasonably requested by the other party for the purpose of giving effect to, evidencing or giving notice of the transaction evidenced by this Agreement. Promptly upon request, the Purchaser Parties and Sponsor Members shall provide the Company with any such additional information and documents as they may reasonably request in connection with this Agreement from time to time.

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7. Registration Rights. To the extent the Sponsor Securities are not freely transferable under the Securities Act immediately following the execution of this Agreement, the Company will take commercially reasonable efforts to file a Registration Statement on Form S-1 with the Securities and Exchange Commission covering the resale of the Shares within 20 days of the execution of this Agreement and will take commercially reasonable efforts to cause such registration statement to be declared effective as soon as possible thereafter.

8. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same Agreement, and any of the parties to this Agreement may execute this Agreement by signing any of the counterparts. Any counterpart of this Agreement may be executed via email.

9. Governing Law. This Agreement will be subject to, governed by and construed under and in accordance with the internal laws of the State of New York, without regard to conflicts of laws or choice of law provisions or principles. The parties hereto submit to the personal jurisdiction of any state or federal court sitting in the State of New York with respect to any suit or proceeding brought with respect to this Agreement.

10. Binding Agreement. This Agreement shall be binding upon the Purchaser Parties, the Sponsor Members and, with respect to paragraphs 2, 3, 4 and 7, the Company, and their respective heirs, estates, executors, administrators and other personal and/or legal representatives, successors and permitted assigns and shall inure to the benefit of the parties and their respective successors and assigns.

11. Notices. Notices by one party to another shall be made by e-mail at the e-mail address of such other party or parties as set forth on the signature page of this Agreement.

12. Attorneys’ Fees. The prevailing party in any action or proceeding between or among the parties concerning any dispute, claim, cause of action or the like, originating out of, or relating to, this Agreement shall be entitled to recover her, his or its reasonable attorneys’ fees and costs incurred in prosecuting or defending each such action or proceeding, in addition to damages or other relief to which such party is otherwise entitled.

13. Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable, this Agreement shall be reformed and constructed as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted.

Remainder of Page Intentionally Left Blank.

Signature Pages Follows.

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IN WITNESS WHEREOF, the undersigned have executed this Assignment effective as of the Effective Date.

SPONSOR MEMBER:

AMIT YORAN

Address:	****

/s/ Amit Yoran
Name:	Amit Yoran

PAT WILKISON

Address:	****

/s/ Pat Wilkison
Name:	Pat Wilkison

JOSEPH C. COHEN TRUST

Address:	****

/s/ Joseph Cohen
Name:	Joseph Cohen
Title:	Trustee

LIONCOMPASS, LLC

Address:	****

/s/ Patrick O. Nunally
Name:	Patrick O. Nunally
Title:	Partner

L5 IRREVOCABLE SHAREHOLDER TRUST

Address:	****

/s/ James D. Henderson Jr.
Name:	James D. Henderson Jr.
Title:	Trustee

WATCH OUT! SHAREHOLDER TRUST

Address:	****

/s/ Blake Lucas
Name:	Blake Lucas
Title:	Trustee

Signature Page to the
Share Assignment and Assumption Agreement

PURCHASER PARTY:

BEN CAPITAL FUND I LLC

Address:	****

/s/ James Irving
Name:	James Irving
Title:	Manager

JOSEPH BEVASH

Address:	****

/s/ Joseph Bevash
Name:	Joseph Bevash

STEPHEN BIRCHALL

Address:	****

/s/ Stephen Birchall
Name:	Stephen Birchall

TROY BUDGEN

Address:	****

/s/ Troy Budgen
Name:	Troy Budgen

PATRICK CARNEY

Address:	****

/s/ Patrick Carney
Name:	Patrick Carney

DUE FIGLIE LLC

Address:	****

/s/ Shawn Lucas
Name:	Shawn Lucas
Title:	Managing Member

Signature Page to the
Share Assignment and Assumption Agreement

LUCAS VENTURE PARTNERS

Address:	****

/s/ Julie Lucas
Name:	Julie Lucas
Title:	Manager

Signature Page to the
Share Assignment and Assumption Agreement

AGREED AND ACCEPTED WITH RESPECT TO PARAGRAPHS 2, 3, 4 AND 7:

BRAND ENGAGEMENT NETWORK INC.,

a Delaware corporation

Address:	145 E. Snow King Ave

PO Box 1045

Jackson, WY 83001

/s/ Paul Chang
Name:	Paul Chang
Title:	Chief Executive Officer

Signature Page to the
Share Assignment and Assumption Agreement

EXHIBIT A

Share Assignment Schedule

Sponsor Member Party	Shares Assigned	Purchaser Party	Shares Received
Pat Wilkison	75,000	Joe Bevash	120,000
Amit Yoran	150,000	Due Figlie	300,000
L5 Irrevocable Shareholder Trust	486,180	Lucas Venture Partners	110,000
Watch Out! Shareholder Trust	118,000	Patrick Carney	145,000
LionCompass, LLC	170,820	Stephen Birchall	155,000
Joseph C. Cohen Trust	185,000	Troy Budgen	155,000
Total	1,185,000	BEN Capital Fund I LLC	200,0000
		Total	1,185,000

Exhibit A

EXHIBIT B

Lockup Release Schedule

Sponsor Member Party	Shares Released from Lockup
Pat Wilkison	97,500
Amit Yoran	195,000
L5 Irrevocable Shareholder Trust	486,180
Watch Out! Shareholder Trust	118,000
LionCompass, LLC	170,820
Joseph C. Cohen	185,000
Total	1,252,500

Exhibit B

EXHIBIT C

Form of Letter Agreement

Exhibit C

LETTER AGREEMENT

August 26, 2024

Re:	Share Assignment and Lockup Release Agreement (the “Assignment Agreement”), dated August 26, 2024, by and among certain of the former members of DHC Sponsor, LLC, a Delaware limited liability company and certain other existing stockholders and affiliates of the Company listed on Exhibit A thereto (the “Sponsor Members” and each a “Sponsor Member”), the purchaser parties listed on Exhibit B thereto and (the “Purchaser Parties” and each a “Purchaser”), solely with respect to paragraphs 2, 3, 4 and 7 thereof, Brand Entertainment Network, Inc., a Delaware corporation (the “Company”).

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Assignment Agreement. Pursuant to Section 6 of the Assignment Agreement and in satisfaction of a condition of the Company’s obligations under the Assignment Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof, until the earliest of (A) March 14, 2025 and (B) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their shares of Common Stock, par value $0.0001 (“Common Stock”), of the Company, for cash, securities or other property (the “Lock-up Period”), the Sponsor Members agree that they shall not (a) sell, offer to sell, contract or enter into an agreement to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or enter into an agreement to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (each of the foregoing a “Transfer”), any Common Stock of the Company or Common Stock of the Company underlying any convertible securities or securities exercisable for Common Stock of the Company (the “Restricted Securities”) held by such Sponsor Member on the date hereof, in an amount representing more than 25% of the average daily trading volume of Common Stock on the date of the Transfer as reported by Bloomberg, LP.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Letter Agreement must be in writing and shall be given in accordance with the terms of the Assignment Agreement.

This Letter Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Letter Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Letter Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Company to complete the transactions contemplated by the Assignment Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Assignment Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Restricted Securities and any such successor, assign or transferee of the Restricted Securities shall become a party to this Letter Agreement by executing and delivering a joinder agreement, in a form reasonably acceptable to the Company, for the benefit of the Company whereupon such successor, assign or transferee will be treated as a party for all purposes of this Letter Agreement. This Letter Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

This Letter Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this Letter Agreement shall be governed by the applicable provisions of the Assignment Agreement.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Letter Agreement, the other party or parties hereto may not have an adequate remedy at law for money damages in the event that this Letter Agreement has not been performed in accordance with its terms, and therefore agrees that such other party or parties shall be entitled to seek specific enforcement of the terms hereof in addition to any other remedy it may seek, at law or in equity.

[SIGNATURE PAGE FOLLOWS]

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Name:

Address:

Acknowledged and Agreed:

BRAND ENGAGEMENT NETWORK INC.,
a Delaware corporation

By:
Name:	Paul Chang
Title:	Chief Executive Officer